Item 1: Report to Shareholders

Summit GNMA Fund	April 30, 2007

The views and opinions in this report were current as of April 30, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The environment for bonds remained favorable over the past six months. The Federal Reserve held the federal funds target rate at 5.25%, the level it reached last June. Steady monetary policy and signs that the economy was slowing helped maintain the prices of longer-term bonds, while bond and money market investors continued to enjoy higher income. Both the Summit GNMA Fund and the Summit Cash Reserves Fund enjoyed good returns and outpaced their peers, thanks to their favorable cost structures and other factors.

HIGHLIGHTS

• Decent coupon returns, steady monetary policy, and slowing economic growth helped bonds and money market securities record respectable gains over the past six months.

• Both the Summit GNMA and Summit Cash Reserves Funds enjoyed good returns and outpaced their peers in the period.

• Favorable duration postures and lower cost structures helped drive favorable relative performance for both funds.

• While we are skeptical that the Fed will cut rates and cause bond prices to rally in coming months, we believe that owners of money market securities should continue to enjoy good income returns, while mortgages should do well relative to other bonds because of the haven they offer from credit concerns.

ECONOMY AND INTEREST RATES

Although corporate profits remained strong and unemployment stayed low, U.S. economic growth slowed over the past six months. According to preliminary estimates, the economy grew at an annualized rate of only 1.3% in the first quarter of 2007, its slowest pace of expansion in recent years. An important factor in the slowdown was the weakening housing market, which weighed on consumer confidence beginning in the spring as well as construction employment and spending.

In response to the softening expansion, the bond market discounted an easier monetary policy throughout much of this period. At various times, bond prices indicated investors’ anticipation that the Fed would make anywhere from one to three quarter-point rate cuts, potentially bringing the federal funds target rate as low as 4.50% by year-end.

Following each meeting of the Fed’s monetary policy committee over the past six months, however, central bank officials stated that although any further moves would be data dependent, they felt that the predominant risk was accelerating inflation rather than slower economic growth.

While the Treasury yield curve—a graphic comparison of yields and maturities—finally steepened a bit as the two-year yield fell while the 30-year yield rose, the curve remained inverted over the range of very short maturities. Meanwhile, the yield on the 10-year Treasury note moved marginally higher over the six-month period, from 4.60% to 4.62%, a small change that masked the cycle of rates in the interim. Yields hit a low of 4.43% in early December as fears of a housing slowdown began to preoccupy investors. As growth prospects appeared more favorable in January, yields rose to 4.90%, their highest over the period. They then retraced back to the 4.50% level in late February, when risk-averse sentiment drove both the bond and equity markets.

Rising problems in the subprime mortgage sector grabbed headlines in the late winter and early spring. Defaults on loans to homebuyers with poor credit histories or challenging financial situations increased dramatically as 2007 began. The defaults led in turn to serious problems and even bankruptcies among subprime mortgage lenders, many of whom were forced to repurchase loans at par in situations where a bad loan was made—for example, in cases where loans were written based on inflated home appraisals. While subprime problems led to tighter mortgage lending standards, fears that they would lead to a broader “credit contagion” in the fixed-income markets and derail the economic expansion appeared unfounded as the period ended.

SUMMIT CASH RESERVES FUND

Your fund returned 2.46% and 4.96% for the 6- and 12-month periods ended April 30, 2007, respectively. These results were a slight improvement on those we reported last October, and, once again, the fund easily outpaced the Lipper Money Market Funds Average because of its low expenses and favorable maturity posture. The longer-term returns for the fund have always been attractive and have placed it consistently in or near the top 10% of all taxable money funds. (Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 38 out of 338, 32 out of 321, 30 out of 292, and 17 out of 185 funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2007, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

The fund maintained its defensive maturity posture during the past six months, remaining five to 10 days shorter than the average first-tier money market fund. As the shape of the short-term yield curve changed, so did the fund’s weighted average maturity. We adopted this posture because the curve has fluctuated between inversion and being slightly positive over the past six months, meaning that investing in longer maturities often required accepting lower yields. Money market securities maturing in about three months generally offered the highest yields in the period.

The fund’s credit profile continues to be very high, with 100% of the portfolio’s holdings rated “first tier,” the highest short-term rating. More importantly, in our opinion, every security in the portfolio has been analyzed by the T. Rowe Price credit committee and recommended for the firm’s Approved List.

While we continued to add to our holdings in floating-rate securities as a way of adding incremental yield, we are now at the upper limit of our mandate (35% of assets) for these issues. High-quality commercial paper now represents about 50% of assets, but our holdings are well diversified across industries and by individual companies.

We are somewhat more bullish on the economy than other investors appear to be, making us somewhat cautious money market investors. It appears that the decline in housing may have found a bottom and will not be a significant drag on future growth. We are skeptical that the Fed will change course anytime soon and therefore expect to maintain our defensive posture in coming months.

SUMMIT GNMA FUND

The Summit GNMA Fund returned 2.53% and 6.35% for the 6- and 12-month periods ended April 30, 2007, respectively. As shown in the table, the portfolio outpaced its peer group of funds as represented by the Lipper GNMA Funds Average, while trailing the Lehman Brothers index. These results placed the fund in or near the top quartile of our Lipper peer group for the longer performance periods ended April 30, 2007. (Based on cumulative total return, Lipper ranked the Summit GNMA Fund 25 out of 62, 17 out of 61, 13 out of 57, and 5 out of 32 funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2007, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Mortgages fared fairly well during the last six months despite volatility in interest rates, which often leads to refinancing and poor returns for mortgage securities. GNMAs slightly trailed the overall mortgage sector, but they still managed to outpace Treasuries. While the fund’s net asset value remained unchanged over the period, it matched the previous period’s dividends per share of $0.24.

For the most part, our shorter duration posture was favorable for returns during the period. Although we are not taking large duration bets by adjusting our weighted average maturity substantially shorter or longer than the benchmark’s, we do shade the portfolio’s duration based on our view of the direction of the economy and interest rates. Our asset allocation, however, weighed on results due to our overweight in 15-year mortgages, which underperformed their 30-year counterparts.

Additionally, our position in commercial mortgage-backed securities (CMBS), which performed quite well until the last few months, experienced some spillover from negative sentiment toward residential mortgage securities. While we have seen deterioration in the underwriting of CMBS, the sector’s fundamentals remain quite strong. Given the correction that occurred in the subprime market, we have decided to lighten up on our CMBS holdings for the near term and wait for a better opportunity to reenter the sector.

Finally, we own a select number of seasoned subprime-backed asset-backed securities (ABS), which were issued in 2002 and 2003. We did not sell these bonds when the subprime concerns first arose because the loans are performing exceptionally well and many years of strong home price appreciation support the borrowers. However, the market often penalizes all securities of a given type, failing to differentiate between the good, the bad, and the ugly. While the yields on these bonds increased relative to Treasuries of the same duration, as they did on all home equity loan ABS, we feel that the securities in our portfolio are structurally very sound and offer value to the fund.

Lately, concerns have grown that severe problems in the subprime mortgage market may result in an increased supply of GNMAs, which would weigh on their performance relative to other types of mortgages. The predominant backer of GNMA mortgages is the Federal Housing Administration (FHA), which often insures loans to borrowers with lower-quality credit. It is likely that some subprime borrowers—if they can qualify—will refinance out of their current adjustable-rate mortgages into fixed-rate FHA loans.

We are generally positive on the overall mortgage sector going forward, however. Mortgages offer a good haven from credit concerns, which are on the rise in the fixed-income markets. Believing that the Federal Reserve is on hold for at least the rest of this year, we think that interest rates will remain tame and range-bound. This would be a good environment for mortgages, and we feel that the sector should continue to provide good returns relative to Treasuries for the rest of the year.

OUTLOOK

While bond prices appear unlikely to rally in coming months, the good news for bond and money market investors in 2007 is that income returns are higher than they have been in previous years. Whatever the level of absolute returns, of course, we will seek to use our credit analysis capabilities, rate positioning, and distinctive fee structure to continue providing superior returns to shareholders.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

James M. McDonald
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Connice A. Bavely
Chairman of the Investment Advisory Committee
Summit GNMA Fund

May 17, 2007

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity, and consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Call protection: Any of a number of provisions that prohibit a bond’s early redemption for a given period.

Collateralized mortgage obligation (CMO): Bonds backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk.

Commercial mortgage-backed securities: Bonds backed by loans on commercial rather than residential properties.

Current coupon GNMA: An index that tracks a theoretical 30-year GNMA mortgage that is priced at par. It is computed by interpolating from the two 30-year GNMAs whose prices bracket par.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point increase in interest rates, and vice versa.

Lehman Brothers U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses
GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 4/30/07‡	Year Ended 10/31/06‡	10/31/05‡	10/31/04	10/31/03	10/31/02
NET ASSET VALUE						
Beginning of period	$ 9.57	$ 9.60	$ 9.90	$ 9.91	$ 10.16	$ 10.04
Investment activities						
Net investment income	0.23	0.44	0.37	0.35	0.31	0.45
Net realized and unrealized gain (loss)	0.01	–	(0.22)	0.08	(0.08)	0.14
Total from investment activities	0.24	0.44	0.15	0.43	0.23	0.59
Distributions						
Net investment income	(0.24)	(0.47)	(0.45)	(0.44)	(0.41)	(0.47)
Net realized gain	–	–	–	–	(0.07)	–
Total distributions	(0.24)	(0.47)	(0.45)	(0.44)	(0.48)	(0.47)
NET ASSET VALUE						
End of period	**$ 9.57**	**$ 9.57**	**$ 9.60**	**$ 9.90**	**$ 9.91**	**$ 10.16**

Ratios/Supplemental Data

Total return^	2.53%	4.72%	1.53%	4.46%	2.31%	6.04%
Ratio of total expenses to average net assets	0.60%†	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	4.83%†	4.65%	3.78%	3.65%	3.21%	4.45%
Portfolio turnover rate¤	72.6%†	108.3%	187.2%	198.6%	312.0%	327.9%
Portfolio turnover rate, excluding mortgage dollar roll transactions	59.6%	78.3%	107.1%	99.7%	112.5%	105.9%
Net assets, end of period (in thousands)	$ 75,007	$ 75,376	$ 79,994	$ 83,270	$ 92,684	$ 109,526

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

¤ The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 2).

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Amounts in 000s)

	$ Par/Shares	Value
ASSET-BACKED SECURITIES 1.0%		
Auto Backed 0.1%		
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class B 5.50%, 4/20/10 (1)	65	65
		65
Home Equity Loans Backed 0.9%		
BankBoston Home Equity Loan Trust Series 1998-1, Class A6 6.35%, 2/25/13	63	63
Chase Funding Mortgage Loan Series 2003-1, Class 1A-6 4.458%, 3/25/14	482	470
Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	150	149
		682
Total Asset-Backed Securities (Cost $760)		747
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 8.2%		
Commercial Mortgage Backed Securities 7.0%		
Bear Stearns Commercial Mortgage Securities Series 2002-TOP8, Class A2, CMO 4.83%, 8/15/38	500	492
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4, CMO, VR 5.895%, 9/11/38	750	775
Credit Suisse Mortgage Capital Certification Series 2007-C1, Class A3, CMO 5.383%, 2/15/40	400	401
DLJ Commercial Mortgage Series 1999-CG2, Class A1B, CMO 7.30%, 6/10/32	447	463
GE Capital Commercial Mortgage Series 2001-1, Class A2, CMO 6.531%, 5/15/33	550	575

Greenwich Captial Commercial Funding Series 2005-GG3, Class A2, CMO 4.305%, 8/10/42	200	196
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIBC, Class A3, CMO 6.26%, 3/15/33	393	406
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4, CMO 5.156%, 2/15/31	925	914
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class A3, CMO 5.43%, 2/17/40	200	202
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A3, CMO, VR 5.172%, 12/12/49	375	370
Morgan Stanley Dean Witter Capital Series 2002-TOP7, Class A2, CMO 5.98%, 1/15/39	450	464
		5,258
Whole Loans Backed 1.2%		
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 4.107%, 2/25/34	195	191
Bank of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 4.892%, 10/25/34	90	90
Bank of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 5.092%, 11/25/35	286	285
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR12, Class 1A1, CMO, ARM 6.03%, 9/25/36	330	333
		899
Total Non-U.S. Government Mortgage-Backed Securities (Cost $6,264)		6,157

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 90.5%

U.S. Government Agency Obligations (2) 6.0%

Federal Home Loan Mortgage		
6.50%, 7/1/14	212	217
7.00%, 11/1/30	24	25
Federal Home Loan Mortgage, ARM		
5.054%, 11/1/35	112	111
5.367%, 2/1/37	446	445
5.397%, 1/1/36	55	55
5.414%, 2/1/37	147	147
5.989%, 12/1/36	319	321
6.018%, 11/1/36	147	148
6.051%, 10/1/36	163	164
6.128%, 10/1/36	164	165
Federal Home Loan Mortgage, CMO, IO		
4.50%, 6/15/11-4/15/18	725	53
5.50%, 12/15/36	146	33
Federal National Mortgage Assn.		
4.50%, 12/1/20	390	378
5.50%, 4/1/34 - 2/1/35	268	266
6.00%, 8/1/34	324	327
Federal National Mortgage Assn., ARM		
4.789%, 11/1/35	145	145
5.325%, 12/1/35	94	94
5.348%, 12/1/35	113	114
5.523%, 12/1/35	169	170
5.546%, 7/1/36	311	312
5.655%, 12/1/35	52	52

5.981%, 9/1/36	92	93
6.045%, 12/1/36	120	121
Federal National Mortgage Assn., IO, 8.50%, 4/25/22	20	4
Federal National Mortgage Assn., TBA, 5.50%, 1/1/34	525	519
		4,479
U.S. Government Obligations 84.5%		
Government National Mortgage Assn.		
4.00%, 9/15/18	828	787
4.50%, 8/15/33 - 9/15/35	812	771
5.00%, 12/15/17 - 8/20/35	15,106	14,728
5.50%, 10/15/17 - 6/20/36	16,721	16,638
6.00%, 12/15/08 - 2/15/37	13,386	13,572
6.50%, 12/15/14 - 7/20/35	7,667	7,885
7.00%, 3/15/13 - 10/20/36	2,102	2,185
7.50%, 9/15/12 - 3/15/32	654	681
8.00%, 4/15/17 - 2/15/30	135	142
8.50%, 4/15/17 - 3/15/27	209	221
9.00%, 4/15/18 - 3/20/25	26	28
9.50%, 7/15/09 - 12/20/20	39	41
10.00%, 12/15/17 - 3/15/26	110	119
10.50%, 1/15/16 - 10/15/19	51	56
11.00%, 12/15/09 - 9/20/17	10	11
Government National Mortgage Assn., CMO		
5.50%, 10/20/30 - 2/20/32	1,255	1,259
5.50%, 5/20/31 (3)	1,190	1,194
6.50%, 11/20/31	548	565
Government National Mortgage Assn., CMO Principal Only, 3/16/28	28	24

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit GNMA Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks a high level of income and maximum credit protection by investing at least 80% of net assets in GNMA securities backed by the full faith and credit of the U.S. government.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semiannual period, April 30, 2008.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning November 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the six months ended April 30, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

TBA Purchase Commitments During the six months ended April 30, 2007, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Dollar Rolls During the six months ended April 30, 2007, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed in the best interest of shareholders.

Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $1,337,000 and $1,608,000, respectively, for the six months ended April 30, 2007. Purchases and sales of U.S. government securities aggregated $26,859,000 and $25,381,000, respectively, for the six months ended April 30, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2007.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2006, the fund had $1,392,000 of unused capital loss carryforwards, of which $277,000 expire in fiscal 2012, $461,000 expire in fiscal 2013, and $654,000 expire in 2014.

At April 30, 2007, the cost of investments for federal income tax purposes was $78,496,000. Net unrealized loss aggregated $461,000 at period-end, of which $425,000 related to appreciated investments and $886,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.60% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended April 30, 2007, dividend income from the T. Rowe Price Reserve Funds totaled $55,000, and the value of shares of the T. Rowe Price Reserve Funds held at April 30, 2007, and October 31, 2006, was $3,228,000 and $4,598,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board reviewed information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered the extent to which economies of scale were being realized by the Manager and whether the fund or other funds benefit from any such economies of scale under the fee levels set forth in the Contract. The Board noted that, under the Contract, the fund pays the Manager a single fee based on the fund’s assets and that the Manager, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee was below the median of comparable funds. (For these purposes, the Board assumed the management fee was equal to the single fee less the fund’s operating expenses.) The information also showed that the fund’s expense ratio was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 28, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	June 28, 2007